140 Kendrick Street Needham, Massachusetts FIFTH AMENDMENT TO LEASE (the “FIFTH AMENDMENT”) Execution Date: April 10, 2020 LANDLORD: BP 140 KENDRICK STREET PROPERTY LLC, a Delaware limited liability company (successor in interest to Original Landlord, as defined below) TENANT: PTC Inc., a Massachusetts corporation (successor in interest by merger to Original Tenant, as defined below) LEASE: Indenture of Lease dated as of December 14, 1999, between Boston Properties Limited Partnership (“Original Landlord”) and Parametric Technology Corporation (“Original Tenant”)(the “Original Lease”), as amended by letter agreement dated April 25, 2000, as assigned to BP 140 Kendrick Street LLC by Assignment of Lease dated April 25, 2000, as amended by First Amendment to Lease dated September 14, 2000, as assigned to BP 140 Kendrick Street Property LLC (“Landlord”) by Second Assignment of Lease dated June 11, 2001, as affected by letter agreement dated September 21, 2001, as amended by Second Amendment to Lease dated November 30, 2001, as affected by letter agreement dated as of June 25, 2008, as amended by Third Amendment to Lease dated October 27, 2010 (the “Third Amendment”), as amended by letter agreement dated April 13, 2012, as amended by Fourth Amendment to Lease dated July 20, 2012, and as further affected by Acknowledgment of Merger and Change of Name dated February 19, 2013 and letter agreement dated June 23, 2014, Consent to Sublease dated September 3, 2019 respecting Sublease to C&W Facility Services, Inc., and Consent to Sublease dated October 11, 2019 respecting Sublease to Chiasma, Inc. (collectively, the “Lease”). -1-

ORIGINAL LEASE EXECUTION DATE: December 14, 1999 PROPERTY: The land in Needham, Massachusetts located on Kendrick Street, as more particularly described on Exhibit A-1 and shown on Exhibit A-2, each attached to the Original Lease, together with all improvements constructed thereon, including, without limitation, three buildings, known as “Building A”, “Building B” and “Building C” (collectively, the “Buildings”), the Garage, and surface parking areas. SURRENDERED PREMISES: Areas containing approximately 122,797 rentable square feet, in the aggregate, including the entirety of the interior of Building B (“Fifth Amendment Surrendered Tenanted Premises”), and elsewhere in Buildings A and B (“Fifth Amendment Surrendered Common Spaces”), all as shown on Exhibit A attached hereto and incorporated herein. REMAINING PREMISES: Approximately 197,858 rentable square feet, consisting of 89,758 rentable square feet in Building A, and 108,100 rentable square feet in Building C, all as shown on Exhibit A attached hereto and incorporated herein. LEASE EXPIRATION DATE: November 30, 2022 WHEREAS, Tenant desires to surrender to Landlord the Surrendered Premises, subject to and in accordance with the terms and provisions contained herein; WHEREAS, Landlord is willing to accept such surrender upon the terms and conditions hereinafter set forth and the parties desire to amend the above-referenced Lease as more fully set forth herein. NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the above-referenced Lease is hereby further amended as follows: -2-

1. TERMINATION OF LEASE IN RESPECT OF SURRENDERED PREMISES A. The Term of the Lease with respect to the Surrendered Premises shall terminate as of 11:59 p.m. on May 31, 2020 (the “Effective Reduction Date”). B. On or before the Effective Reduction Date, Tenant shall vacate and surrender the Surrendered Premises to Landlord in the condition in which the Surrendered Premises are in as of the Execution Date of this Fifth Amendment, reasonable wear and tear, and damage by fire or other casualty and condemnation, excepted, free and clear of all tenants or other occupants and broom-clean, with all unaffixed furniture and personal property, and with respect to Tenant’s security system for the Surrendered Premises, shall turn off all security panels and card readers in Building B and shall coordinate with Landlord to switch the security system from Tenant’s control over to Landlord’s control. Except as hereinafter provided with respect to the Removed Signage (as defined below), Tenant shall have no obligation to remove any alterations or leasehold improvements (including, without limitation, cabling or attached furniture) which exist in the Surrendered Premises as of the Execution Date of this Fifth Amendment. Notwithstanding the foregoing, Tenant shall remove all of Tenant’s signage which exists on the Property and/or in or on any of the Buildings, including any signage installed to identify Tenant’s Reserved Parking, as such signage is more particularly described and indicated on Exhibit B attached hereto (the “Removed Signage”), all of which Removed Signage shall be removed in the manner and as required under the Lease and the respective letter agreements under which Tenant was granted the rights thereto, including, without limitation, any restoration obligation described therein (the “Signage Removal Requirement”). Tenant shall complete the Signage Removal Requirement on or before September 1, 2020. C. As of the Effective Reduction Date: (1) The term “Premises”, as defined in the Lease, shall be deemed to mean the Remaining Premises(the parties hereby agreeing that, from and after the Effective Reduction Date, the Remaining Premises shall constitute the “Premises”); and (2) The remainder of the Property (other than (x) the Premises and (y) the Fifth Amendment Surrendered Tenanted Premises and (z) the “Surrendered Tenanted Premises” as defined in the Third Amendment to Lease), shall be considered to be Common Areas, and the “Common Areas” will include, in addition to the Fifth Amendment Surrendered Common Spaces, all “Common Areas” as defined in the Third Amendment to Lease. 2. REVISED ANNUAL FIXED RENT Effective as of the Effective Reduction Date, the Annual Fixed Rent payable by Tenant to Landlord, notwithstanding anything contained in the Lease to the contrary, shall be payable in the following amounts: -3-

Time Period Monthly Fixed Annual Fixed Rent Rent June 1, 2020 – May 31, 2021 $710,575.08 $8,526,901.00 June 1, 2021 – Lease Expiration Date $379,227.83 $4,550,734.00* *based on $23.00 per RSF 3. LANDLORD’S ACCESS TO PREMISES Landlord reserves the right, exercisable by itself or its nominee, at any time and from time to time and without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease (all except as expressly set forth in this Fifth Amendment), to make such changes, alterations, additions, improvements, repairs or replacements in or to that portion of the Premises consisting of level 2 of Building A (or such portion of level 2 as Landlord may elect) in order to facilitate marketing Building A to future tenants (“Landlord's Marketing Space Work”). Tenant acknowledges that Landlord’s Marketing Space Work, if any, will be performed in the Premises during the Term and Tenant hereby grants to Landlord such reasonable access to the Premises as is necessary for Landlord to complete Landlord’s Marketing Space Work and that, notwithstanding the performance of such work by Landlord, there shall be no diminution or abatement of Annual Fixed Rent or Additional Rent or other compensation due from Landlord to Tenant hereunder, nor shall the Lease be affected or any of the Tenant’s obligations hereunder reduced, and Landlord shall have no responsibility or liability for any inconvenience or disruption to Tenant’s business (all except as expressly provided in this Fifth Amendment). Landlord shall give Tenant at least 30 days advance notice of its commencement of the Landlord’s Marketing Space Work, including a reasonable description of the project and project schedule therefor and, thereafter, Landlord shall provide updates of material changes to the project schedule, as applicable, and in performing such work shall keep Tenant reasonably informed of anticipated utility shutdowns that would impact the Premises or other closures of Common Areas that would have a material adverse effect on Tenant’s access to or use of the Premises. Prior to commencement of Landlord’s Marketing Space Work on-site, Landlord shall provide a certificate of liability insurance from Landlord’s contractors performing such work which shall include Tenant as an additional insured (on a primary and non-contributory basis). Once commenced on-site, Landlord shall proceed with the Landlord’s Marketing Space Work diligently to completion, subject to delays for fire, casualty and other force majeure events beyond Landlord’s control and any delays caused by Tenant. 4. COMMON AREAS The following shall replace Sections 4A through 4C of the Third Amendment. A. Rights to Use Common Areas. Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use the Common Areas in common with others entitled thereto, subject to: (i) rules and regulations promulgated by Landlord pursuant to Section 20 of the Third Amendment, and (ii) Landlord's rights under Sections 4B and 4C hereof. -4-

B. Landlord's Reservations. Landlord reserves the right from time to time, upon reasonable prior notice to Tenant (except no prior notice shall be required in an emergency), without unreasonable interference with Tenant's access to or use and enjoyment of the Property and Premises, and without violation of an express term or provision contained in this Fifth Amendment: (i) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Property, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Property, and (ii) to alter or relocate such common facilities described in the foregoing clause (i), provided that substitutions are substantially equivalent or better. In addition, Landlord reserves for itself (and any tenant or occupant to whom Landlord may elect to grant rights, in its sole discretion), all rights to install any signage on or in any Building, Common Area and anywhere on the Property, and any and all rights of Tenant granted under the Lease or otherwise, to install, erect, modify and/or maintain signage anywhere on the Property are hereby eliminated. Installations, replacements and relocations referred to in this Section 4.B. shall be located so far as practicable in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises. In exercising its rights hereunder, Landlord shall use reasonable efforts to minimize interference with Tenant's access to and use of the Premises for the conduct of business. C. Landlord's Right to Change Common Areas. Notwithstanding the foregoing, Landlord reserves the right, exercisable by itself or its nominee acting by and through a qualified professional project manager, at any time and from time to time with reasonable prior notice (as described below) to Tenant and without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease (all except as expressly set forth in this Fifth Amendment), to make such changes, alterations, additions, improvements, repairs or replacements in or to the Common Areas (including, without limitation, the Fifth Amendment Surrendered Common Spaces and the Parking Facility) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, and stairways thereof, as it may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Buildings and the Property (collectively, “Common Area Work”). Landlord shall give Tenant reasonable advance notice of its commencement of any Common Area Work which could reasonably be expected to have a material adverse effect on use of or access to the Premises, including a reasonable description of the project and project schedule therefor and, thereafter, Landlord shall provide updates of material changes to the project schedule, as applicable, and in performing such work shall keep Tenant reasonably informed of anticipated utility shutdowns that would impact use of or access to the Premises or other closures of Common Areas that would have a material adverse effect on Tenant’s access to or use of the Premises. Once commenced, Landlord shall proceed with the Common Area Work diligently to completion, subject to delays for fire, casualty and other force majeure events beyond Landlord’s control and any delays caused by Tenant. Nothing contained in this Section 4.C. shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant imposed on Tenant by the Lease or by reason of Legal Requirements with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority, unless and to the extent that any such violation thereof is caused by the performance of Common Area Work. Neither this Lease nor any use by Tenant shall give -5-

Tenant any right or easement for the use of any door in Building B or any passage or any concourse connecting with any building or to any public convenience, and the use of such doors, passages and concourses and of such conveniences may be regulated or discontinued at any time and from time to time by Landlord without notice to Tenant and without affecting the obligation of Tenant hereunder or incurring any liability to Tenant therefor. Tenant acknowledges that any such work may be performed in areas adjacent to the Premises and that, notwithstanding the performance of such work by Landlord, there shall be no diminution or abatement of Annual Fixed Rent or Additional Rent or other compensation due from Landlord to Tenant hereunder, nor shall the Lease be affected or any of the Tenant’s obligations hereunder reduced, and Landlord shall have no responsibility or liability for any inconvenience or disruption to Tenant’s business. Sections 19 and 22 of the Third Amendment (and all references in the Lease to the Cafeteria and the Fitness Center) are hereby deleted and Landlord shall have no further obligation with respect thereto, provided, however, that (i) the parties acknowledge and agree that the costs of the maintenance, repairs and replacements (subject to amortization of any capital expenditures), and the operation thereof, of any fitness center, café, cafeteria, conference center, or other common amenity now or hereafter provided at the Property are components of Operating Expenses, and (ii) so long as existing subleases to one or more of the existing subtenants remain in effect, (x) Landlord shall not eliminate the Fitness Center unless there is a replacement made therefor of substantially similar or better quality (and Landlord agrees that the existing Fitness Center shall remain in operation pending completion of the replacement therefor) and (y) the parties agree that the Cafeteria is currently not in operation pending Landlord’s replacement to be made therefor of substantially similar or better quality. The Property shall continue to be operated in a manner consistent with other Class A office buildings owned by Boston Properties, Inc. or its affiliates, in the Route 128 Central market, or, at such time as Boston Properties, Inc. and its affiliates no longer owns any Class A office buildings in the Route 128 Central market, then the Property shall be operated in a manner consistent with other Class A office buildings in the Route 128 Central market which were previously owned by Boston Properties, Inc. or its affiliates. 5. OPERATING EXPENSES. As of the Effective Reduction Date, Section 6D of the Third Amendment is amended to reflect that “Tenant’s Proportionate Share” shall be defined as the ratio of the rentable area of the Remaining Premises (i.e., 197,858 rentable square feet) to the Rentable Floor of the Buildings (i.e., 380,987 rentable square feet), or 51.93%. Areas of the Remaining Premises in which Landlord’s Marketing Space Work is being performed shall not be included in the calculation of Tenant’s Proportionate Share for the purpose of determining Operating Expenses attributable to janitorial services. 6. ELECTRICITY. As of the Effective Reduction Date, Exhibit F to the Third Amendment is amended to substitute “the tenant of Building B” for “Tenant” in the 4th line of Section 4.b, provided, however, that all electricity usage associated with the performance of Landlord’s Marketing Space Work shall be paid by Landlord. -6-

7. PARKING. As of the Effective Reduction Date, Section 14B of the Third Amendment is deleted. 8. INAPPLICABLE LEASE PROVISIONS Sections 3, 5, and Exhibits B, B-1, D and E in the Third Amendment shall have no applicability with respect to this Fifth Amendment. 9. DELETED LEASE PROVISIONS Section 15 of the Third Amendment is hereby deleted. 10. BROKERS Tenant represents and warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Fifth Amendment other than Cresa (whose fees and expenses in connection herewith shall be paid by Tenant); and in the event any claim is made against the Landlord relative to dealings by Tenant with brokers, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Fifth Amendment other than Cresa; and in the event any claim is made against the Tenant relative to dealings by Landlord with brokers other than Cresa, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. 11. TERMINATION PAYMENT Tenant acknowledges and agrees that it has entered into this Fifth Amendment to induce Landlord to reduce the size of the Premises and that the terms and conditions contained in this Fifth Amendment are material inducements to Landlord agreeing to such reduction as of the Effective Reduction Date. This Fifth Amendment and the terms thereof shall become effective only upon the terms and conditions herein set forth, and not otherwise. In consideration for Landlord’s agreement to enter into this Fifth Amendment, Tenant shall pay Landlord Three Million Six Hundred Eighty Three Thousand Nine Hundred Ten and 00/100 Dollars ($3,683,910.00) (the “Termination Payment”) split into two equal payments of One Million Eight Hundred Forty One Thousand Nine Hundred Fifty Five and 00/100 Dollars ($1,841,955.00). The first of the Termination Payments shall be payable concurrent with Tenant’s execution and delivery of this Fifth Amendment and the remaining half shall be due on November 1, 2020. -7-

12. CONDITION PRECEDENT This Fifth Amendment shall become binding upon the execution and delivery hereof by both Landlord and Tenant, subject to Landlord’s rights in this section. Notwithstanding the foregoing, only upon the receipt by Landlord of a fully executed third party lease of the Surrendered Premises on such terms and conditions as are acceptable to Landlord in its sole discretion, which shall be considered a condition precedent to the effectiveness hereof, shall the Effective Reduction Date occur. 13. MARKETING OF PREMISES Landlord and Tenant each acknowledge and agree that Landlord is marketing the Premises for lease to third parties. In the event Landlord secures an acceptable third party for occupancy of all or a portion of the Premises during the remaining portion of the Term on terms and provisions satisfactory to Landlord, then this Lease shall be amended by appropriate instrument to provide that (i) the premises subject thereto shall no longer be included in the Premises, (ii) the Fixed Rent and Tenant’s Proportionate Share under this Lease shall be appropriately adjusted, and (iii) such other amendments as the parties determine are reasonably necessary. Tenant shall not be obligated to pay any termination or other fee to Landlord in connection with any such amendment relating to one floor or less. 14. MISCELLANEOUS Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease except to the extent inconsistent with the provisions of this Fifth Amendment. All other terms and conditions of the Lease, as hereby amended, are ratified, confirmed and approved in all respects, and the Lease, as amended hereby, shall remain in full force and effect, as so amended. [signature page follows] -8-

EXECUTED UNDER SEAL in two or more counterparts each of which shall be deemed to be an original. WITNESS: LANDLORD: _________________________________ BP 140 KENDRICK STREET PROPERTY LLC, a Delaware limited liability company BY: BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its managing member BY: BOSTON PROPERTIES, INC., a Delaware Corporation, its general partner By: /s/Patrick Mulvihill Name: Patrick Mulvihill Title: SVP Leasing WITNESS: TENANT: _________________________________ PTC INC., A Massachusetts corporation By: /s/Kristian Talvitie Name: Kristian Talvitie Title: CFO Hereunto Duly Authorized

EXHIBIT A PLANS OF BUILDINGS [see attached]

EXHIBIT B REMOVED SIGNAGE